UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 2, 2014

PACIFIC MERCANTILE BANCORP
(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 438-2500
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant
(a) On April 2, 2014, Pacific Mercantile Bancorp (the “Company”) dismissed its independent registered public accounting firm, Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”). The decision to replace Squar Milner was approved by the Audit Committee of the Board of Directors of the Company. Squar Milner has served as the Company's independent registered public accounting firm since 2009.
Squar Milner’s reports on the Company’s financial statements for the fiscal years ended December 31, 2012 and December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2012 and December 31, 2013 and the subsequent interim period from January 1, 2014 through April 2, 2014, there were no disagreements between Squar Milner and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused Squar Milner to make reference to the subject matter of the disagreements in connection with its reports for such periods. None of the “reportable events” described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended December 31, 2012 and December 31, 2013 or the subsequent interim period through April 2, 2014.
The Company has provided Squar Milner with a copy of the disclosure the Company is making in this Current Report on Form 8-K. The Company has requested that Squar Milner furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Current Report on Form 8-K.
(b) On April 2, 2014, the Company’s Audit Committee engaged McGladrey LLP (“McGladrey”) as the Company’s new independent registered public accounting firm for the Company’s 2014 fiscal year. During the Company’s two most recent fiscal years and the subsequent interim period preceding McGladrey’s engagement, neither the Company nor anyone on behalf of the Company, consulted with McGladrey regarding (i) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and McGladrey did not provide any written or oral advice that McGladrey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits
(d) Exhibits. The following exhibit is being filed pursuant to Item 4.01 above.

Exhibit No.	Description of Exhibit

16.1	Letter of Squar Milner, dated April 2, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: April 2, 2014	By:	/s/ STEVEN K. BUSTER
Steven K. Buster, President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

16.1	Letter of Squar Milner, dated April 2, 2014